Exhibit 10.35

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (“Amendment”) is entered into as of June 6, 2013 and effective as of April 28, 2013, between COMERICA BANK (“Bank”) and BAZAARVOICE, INC., a Delaware corporation (“Parent”), POWERREVIEWS, LLC, a Delaware limited liability company (“PowerReviews”), and LONGBOARD MEDIA, INC., a Delaware corporation (“LongBoard”, and together with Parent and PowerReviews, “Borrowers”, and each individually, a “Borrower”).

RECITALS

A. Parent, PowerReviews and Bank are parties to that Loan and Security Agreement dated July 18, 2007, as amended by that First Amendment to Loan and Security Agreement dated November 30, 2008, that Second Amendment to Loan and Security Agreement dated July 20, 2009, that Third Amendment to Loan and Security Agreement dated January 22, 2010, that Fourth Amendment to Loan and Security Agreement dated September 27, 2010, that Fifth Amendment to Loan and Security Agreement dated January 31, 2012, that Sixth Amendment to Loan and Security Agreement and Joinder dated June 19, 2012, and that Seventh Amendment to Loan and Security Agreement, Joinder and Waiver dated November 5, 2012 (as amended, “Agreement”).

NOW, THEREFORE, the parties agree as follows:

1. Section 7.12(a) of the Agreement is amended and restated to read in its entirety as follows:

“(a) Make Capital Expenditures in an aggregate amount in excess of Five Million Dollars ($5,000,000).”

2. Exhibit E to the Agreement is deleted and replaced with Exhibit E attached hereto.

3. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by any Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) a certificate of Parent, PowerReviews and LongBoard with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Eighth Amendment to Loan and Security Agreement as of the first date above written.

BAZAARVOICE, INC., a Delaware corporation

By:	/s/ Stephen R. Collins
Name:	Stephen R. Collins
Title:	CEO

POWERREVIEWS, LLC, a Delaware limited liability company

By:	/s/ Stephen R. Collins
Name:	Stephen R. Collins
Title:	CEO

LONGBOARD MEDIA, INC., a Delaware corporation

By:	/s/ Stephen R. Collins
Name:	Stephen R. Collins
Title:	CEO

COMERICA BANK

By:	/s/ Stephen Bitter
Name:	Stephen Bitter
Title:	Vice President

EXHIBIT E

Form of Compliance Certificate

Please send all Required Reporting to:		Comerica Bank
Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth St., Suite 2250 Austin, TX 78701 Fax: (512) 427-7178 Email: tlstxcompliance@comerica.com
From:	BAZAARVOICE, INC. POWERREVIEWS, LLC LONGBOARD MEDIA, INC.

The undersigned authorized Officers of Bazaarvoice, Inc., PowerReviews, LLC and LongBoard Media, Inc. (individually and collectively, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared F/S	Monthly, within 45 days	YES	NO
Compliance Certificate	Monthly, within 45 days	YES	NO
CPA Audits, Unqualified F/S	Annually, within 150 days of FYE	YES	NO
Board Approved Projections	Annually, by 4/30 of each year	YES	NO
Bookings Report	Quarterly, within 45 days	YES	NO
Renewal Rate Report	Quarterly, within 45 days	YES	NO
A/R Aging	Monthly, within 45 days	YES	NO
A/P Aging	Monthly, within 45 days	YES	NO
Borrowing Base Certificate	Monthly, within 45 days	YES	NO
Intellectual Property Report	Quarterly, within 45 days
If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

FINAICIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, DURING ANY COVENANT TEST PERIOD
Adjusted Revenue	$100,000,000.00	$	YES	NO
Cash at Bank	See Section 6.7(b)	$	YES	NO

EXPENDITURE COVENANTS	REQUIRED		ACTUAL	COMPLIES
Capital Expenditures	< $	5,000,000.00 annually	$	YES	NO
Capitalized Software Expenses	< $	10,000,000.00 annually	$	YES	NO

Please Enter Below Comments Regarding Covenant Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,
BANK USE ONLY
/s/ Stephen R. Collins
Authorized Signer	Rec’d By:
Date:
Stephen R. Collins	Reviewed By:
Name:	Date:
Financial Compliance Status: YES/NO
CEO
Title:

2

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of BAZAARVOICE, INC., a Delaware corporation (the “Corporation”); that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following CEO (insert title) of the Corporation is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations, jointly and severally with PowerReviews, LLC, a Delaware limited liability company and LongBoard Media, Inc., a Delaware corporation (individually and collectively, “Co-Borrower”), from Comerica Bank (“Bank”), under the terms of that certain Loan and Security Agreement dated as of July 18, 2007, as it may be amended from time to time;

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation and/or the Co-Borrower; and

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s and/or Co-Borrower’s property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

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6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Stephen R. Collins	CEO	/s/ Stephen R. Collins

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed 6—6, 2013.

/s/ Bryan C. Barksdale
Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

2

Limited Liability Company Authority to Procure Loans

As of June 6, 2013, the undersigned, being the sole member of the limited liability company named below, acknowledge, confirm and certify to Comerica Bank (“Bank”) that:

1.	POWERREVIEWS, LLC, a Delaware limited liability company (“Company”).

2.	Any (1) one of the following person(s):

NAME	TITLE	SIGNATURE
Stephen R. Collins	CEO	/s/ Stephen R. Collins

is authorized to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations, jointly and severally with Bazaarvoice, Inc., a Delaware corporation and LongBoard Media, Inc., a Delaware corporation (individually and collectively, “Co-Borrower”), from Comerica Bank (“Bank”), under the terms of that certain Loan and Security Agreement dated as of July 18, 2007, as it may be amended from time to time;

(b)	Discount with the Bank, commercial or other business paper belonging to the Company made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Company, whether or not registered in the name of the Company;

(d)	Give security for any liabilities of the Company to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Company and/or the Co-Borrower; and

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Company’s property and assets.

3.	The Bank is further authorized and directed to pay the proceeds of any such loans, advances or discounts as directed by the member(s) and/or manager(s) so authorized to sign, whether so payable to the order of any of such person(s) in his or her individual capacity or not, and whether such proceeds are deposited to the individual credit of any of such person(s) or not.

4.	This Authorization shall be effective (and Bank shall be entitled to rely fully on it) notwithstanding any contrary terms contained in any Company agreement now or hereafter adopted by the Company, and shall remain in full force and effect until the Company officially notifies the Bank to the contrary in writing (but said notice shall have no effect whatsoever on any action previously taken or any commitment previously entered into by Bank in reliance on this Authorization).

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5.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of this Authorization are ratified, confirmed and approved as the act or acts of the Company.

6.	If other persons become members or managers in the Company, the Company shall notify the Bank promptly in writing of any such changes. This Authorization is not a consent by the Bank to the adding of members or managers to the Company.

7.	PLEASE CHECK APPROPRIATE STATEMENT:

☒	The Company’s Certificate of Formation and Operating Agreement (copies of which have been provided to the Bank) are not inconsistent with this Authorization.

☐	The Company has not adopted an Operating Agreement; and the Company agrees that if it adopts an Operating Agreement in the future it will promptly deliver a copy of the same within ten (10) days of adoption thereof.

8.	The signature appearing below is the genuine, original signature of the sole member of the Company.

BAZAARVOICE, INC., a Delaware corporation

By:	/s/ Stephen R. Collins

Name:	Stephen R. Collins
Title:	CEO

2

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of LONGBOARD MEDIA, INC., a Delaware corporation (the “Corporation”); that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following CEO (insert title) of the Corporation is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations, jointly and severally with Bazaarvoice, Inc., a Delaware corporation, and PowerReviews, LLC, a Delaware limited liability company (individually and collectively, “Co-Borrower”), from Comerica Bank (“Bank”) under the terms of that certain Loan and Security Agreement dated as of July 18, 2007, as amended from time to time;

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation and/or any Co-Borrower to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s and/or any Co-Borrower’s property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Stephen R. Collins	CEO	/s/ Stephen R. Collins

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on 6—6, 2013.

/s/ Bryan C. Barksdale
Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.